2017 Mandatory Exchangeable Trust
Schedule of Investments
March 31, 2020 (Unaudited)

Security Description	Maturity Date	Par Value	Amortized Cost	Fair Value

Stripped United States Treasury Securities - 3.10%*
Stripped United States Treasury Security	5/15/2020	3,729,000	3,720,927	3,728,702
Stripped United States Treasury Security	8/15/2020	3,729,000	3,703,267	3,726,240
Stripped United States Treasury Security	11/15/2020	3,729,000	3,685,018	3,728,291
Total Stripped United States Treasury Securities			11,109,212	11,183,233

Forward Agreements - 96.90%*
2017 Mandatory Exchangeable Trust Forward Agreements^			239,912,754	349,960,735
Total Forward Agreements			239,912,754	349,960,735

Total Investments - 100.00%*			$251,021,966	$361,143,968
Other Assets in Excess of Liabilities - 0.00%* **				3,400
TOTAL NET ASSETS - 100.00%*				$361,147,368

Footnotes
* Percentages are stated as a percent of net assets.
^ Restricted from sale.
** Percentage is more than 0.00% but less than 0.005%.

2017 Mandatory Exchangeable Trust
Schedule of Investments, continued
March 31, 2020 (Unaudited)

The detail of outstanding Forward Agreements are as follows as of March 31, 2020
Description		Trust Shares Subject to Exchange	Fair Value
Forward Purchase Agreements with similar terms (with below noted counterparties) which are  linked to the fair value of the common stock of the New York Times Co. (NYT-Publishing Industry) in the 40 day observation period before the Settlement Date of December 1, 2020, subject to maximum and minimum exchange rates of 5.6338 and 4.6948 shares respectively.  All such agreements are non-income producing and involve the use of significant unobservable inputs in the determination of their fair value.

	Investora Carso, S.A de C.V. (cost $102,435,063)-Acquired 12/15/17	980,375	$149,422,027

	Control Empresarial de Capitales, S.A. de C.V. (cost $19,722,194)-Acquired 12/15/17	271,687	28,768,764

	Banco Inbursa, S.A. Institution de Banco Multiple, Grupo Financiiero Inbursa (cost $117,755,497)-Acquired 12/15/17	1,622,938	171,769,944
			$349,960,735

Fair Value Measurements
Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

Level 1: Quoted prices (unadjusted) in active markets that are accessible at the measurement date for identical assets or liabilities.

Level 2: Valuations that are based on other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment spreads, credit risk, etc.)

Level 3: Valuations based on significant unobservable inputs that are not corroborated by market data.

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Trust’s investments as of March 31, 2020:

		Fair Value Measurements at March 31, 2020 Using
		Quoted Prices in		Significant
		Active Markets for	Significant Other	Unobservable
	Fair Value at	Identical Assets	Observable Inputs	Inputs
Description	March 31, 2020	(Level 1)	(Level 2)	(Level 3)
Other
U.S. Treasury Securities	$11,183,233	$11,183,233	$-	$-
Total Other	11,183,233	11,183,233	-	-
Derivative Instruments
Forward Agreements	349,960,735	-	-	349,960,735
Total Derivative Instruments	349,960,735	-	-	349,960,735
Total	$361,143,968	$11,183,233	$-	$349,960,735

During the period ended March 31, 2020, there were no transfers between Level 1, Level 2 and Level 3.

Fair Value Measurements Using Significant Unobservable Inputs (Level 3) for Investments for the period ended March 31, 2020
Fair Value Beginning Balance	$364,883,308
Net unrealized appreciation	(14,922,573)
Investments contributed in kind	-
Transfers Out of Level 3	-
Fair Value Ending Balance	$349,960,735

The change in unrealized gains/(losses) for Level 3 investments held at year end was $(14,922,573).

The following table is a summary of quantitative information about significant unobservable valuation inputs for Level 3 fair value measurement for investments held as of March 31, 2020.

Type of Asset	Fair Value as of March 31, 2020	Valuation Technique	Unobservable Input
Forward Agreements	$349,960,735	Income Approach Pricing Model Technique	Daily volatility of stock price of underlying Assets – 1.00%. Risk Free rate of return – 1.15%. Equity risk premium – 7.17%. Size premium – 0.00%